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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 24, 2005

OLYMPUS COMMUNICATIONS, L.P.
OLYMPUS CAPITAL CORPORATION
FRONTIERVISION OPERATING PARTNERS, L.P.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS, L.P.
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
ARAHOVA COMMUNICATIONS, INC.
 (Exact name of registrants as specified in their respective charters)

Delaware	333-19327	25-1622615
Delaware	333-19327-01	23-2868925
Delaware	333-9535	84-1316775
Delaware	333-9535-01	84-1353734
Delaware	333-36519	84-1432334
Delaware	333-36519-01	84-1432976
Delaware	333-75567-01	84-1481765
Delaware (State or other jurisdiction of incorporation)	0-16899 (Commission File Numbers)	25-1844576 (IRS Employer Identification Nos.)
5619 DTC Parkway—Greenwood Village, CO (Address of principal executive offices)		80111 (Zip Code)
Registrants' telephone number, including area code (303) 268-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Operating Reports

        On March 24, 2005, Adelphia Communications Corporation (the "Company") and certain other debtor-in-possession subsidiaries of the Company will file their unaudited consolidated Monthly Operating Report (the "Adelphia Operating Report") for the month of February 2005 with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Exhibit 99.1 to this Current Report on Form 8-K contains the Adelphia Operating Report as filed with the Bankruptcy Court.

        The Company cautions readers not to place undue reliance upon the information contained in the Adelphia Operating Report, which contains unaudited information, and is in the format prescribed by applicable bankruptcy laws. The Adelphia Operating Report is subject to revision. The Adelphia Operating Report also contains information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the Adelphia Operating Report and the other information contained in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and the Company's pending bankruptcy proceeding and its ongoing sales process, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, results and impacts of the process to sell the Company or its assets, pricing and availability of programming, equipment, supplies, and other inputs, the Company's ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company's control.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2005	OLYMPUS COMMUNICATIONS, L.P. (Registrant)
By: ACC OPERATIONS, INC., its Managing General Partner
	By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
OLYMPUS CAPITAL CORPORATION (Registrant)
	By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION OPERATING PARTNERS, L.P. (Registrant)
	By:	FRONTIERVISION HOLDINGS, L.P., its General Partner
By:	FRONTIERVISION PARTNERS, L.P., its General Partner
By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
By:	ACC OPERATIONS, INC., its Sole Member
By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)
By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION HOLDINGS, L.P. (Registrant)
By:	FRONTIERVISION PARTNERS, L.P., its General Partner
By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
By:	ACC OPERATIONS, INC., its Sole Member
By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)
By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION (Registrant)
By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer
ARAHOVA COMMUNICATIONS, INC. (Registrant)
By:	/s/ SCOTT D. MACDONALD Scott D. Macdonald Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Adelphia Communications Corporation Monthly Operating Report for the period ended February 28, 2005, dated March 24, 2005.

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EXHIBIT INDEX